Exhibit 10.3

                                AMENDMENT NO 1
                         DATED AS OF OCTOBER 28, 1999


                                      TO


                         SOLD SUBI SUPPLEMENT 1999-1A
                        TO ORIGINATION TRUST AGREEMENT


                                     AMONG


                              RAVEN FUNDING LLC,
                      AS SETTLOR AND INITIAL BENEFICIARY,


                     PHH VEHICLE MANAGEMENT SERVICES LLC,
                         AS UTI TRUSTEE AND SERVICER,

                                      AND

                           WILMINGTON TRUST COMPANY,
                     AS DELAWARE TRUSTEE AND SUBI TRUSTEE


                           DATED AS OF JUNE 30, 1999

          AMENDMENT, dated as of October 28, 1999 ("Amendment"), to SOLD SUBI SUPPLEMENT 1999-1A TO ORIGINATION TRUST AGREEMENT, dated as of June 30, 1999, among Raven Funding LLC, a special purpose limited liability company established under the laws of Delaware ("SPV"), as Settlor and Initial Beneficiary, PHH Vehicle Management Services LLC, a limited liability company established under the laws of Delaware ("VMS"), as UTI Trustee and Servicer, and Wilmington Trust Company, as Delaware Trustee and SUBI Trustee, (the "Trustee").

                             W I T N E S S E T H:

          WHEREAS, the SPV, VMS and the Trustee are parties to a Sold SUBI Supplement 1999-IA to Origination Trust Agreement, dated as of June 30, 1999 (the "Lease SUBI Supplement");

          WHEREAS, the SPV, VMS and the Trustee desire to amend certain terms of the Lease SUBI Supplement; and

          WHEREAS, the SPV, VMS and the Trustee have duly authorized the execution and delivery of this Amendment.

          NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Lease SUBI Supplement be amended and supplemented as follows:

SECTION 1: CERTAIN DEFINED TERMS

          Certain capitalized terms used herein, and not defined herein, shall have the respective meanings assigned to such terms in the Lease SUBI Supplement as the same may be amended, supplemented or otherwise modified from time to time.

SECTION 2: AMENDMENT TO SECTION 11.2 OF LEASE SUBI SUPPLEMENT

          A new subsection shall be inserted following subsection (d) to
Section 11.2 as follows:

     "(e) Initial Beneficiary hereby directs the UTI Trustee to identify on the books and records of the Origination Trust, and allocate exclusively to the 1999-1A Sold SUBI Portfolio as additional 1991-1A Sold SUBI Assets, the Master Lease Agreements listed on Schedule A hereto (each of which is an Additional Equipment Asset), all Leases entered into under those Master Lease Agreements as of the date hereof, all Leased Vehicles subject to those Leases and all Paid-In Advance Vehicles relating to those Master Lease Agreements; and all other Trust Assets to the extent related thereto, including without limitation, the Initial Beneficiary's rights under the Additional Equipment

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

Assets Contribution Agreement and the Additional Equipment Assets Sale Agreement (other than Trust Assets described in clause (h) of the definition thereof). In connection with such allocation, the UTI Trustee shall amend
Schedule I hereto to add each such Master Lease Agreement listed on Schedule A and the related Trust Assets. As a condition to such identification and allocation, the Servicer shall have delivered to the SPV, the Issuer and the Indenture Trustee a certification as October 28, 1999 of an Authorized Officer with respect to such Master Lease Agreement and Leases substantially to the effect set forth in Exhibit C."

SECTION 3:  AMENDMENT OF EXHIBIT C

          Exhibit C to the Lease SUBI Supplement is hereby amended in its entirety to read as set forth in Exhibit C to this Amendment.

SECTION 4:  MISCELLANEOUS

          Section 4.1 Duplicate Originals.

          The parties may sign any number of copies of this Amendment. One signed copy is enough to prove this Amendment.

          Section 4.2 Ratification and Effect.

          The Lease SUBI Supplement, as amended and supplemented by this Amendment No. 1, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.

          Section 4.3 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          Section 4.4 Headings. The various headings in this Amendment are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Amendment.

          Section 4.5 Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 4.6 Severability of Provisions. If any one or more of the covenants, agreement, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent

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

permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.












































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

          IN WITNESS WHEREOF, the SPV, VMS and the Trustee have caused this Amendment No. 1 to be duly executed by their respective duly authorized officers as of the day and year first written above.


                                     RAVEN FUNDING LLC


                                        By:  _____________________________
                                        Name: ____________________________
                                        Title:  __________________________

                                     PHH VEHICLE MANAGEMENT SERVICES LLC


                                        By:  _____________________________
                                        Name: ____________________________
                                        Title:   _________________________


                                     WILMINGTON TRUST COMPANY, not in its
                                      individual capacity but solely as
                                      Delaware Trustee and SUBI Trustee


                                      By: ________________________________
                                      Name: ______________________________
                                      Title:  ____________________________




















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

         IN WITNESS WHEREOF, the SPV, VMS and the Trustee have caused this Amendment No. 1 to be duly executed by their respective duly authorized officers as of the day and year first written above.


                                           RAVEN FUNDING LLC


                                             By:  ____________________________
                                             Name: ___________________________
                                             Title:  _________________________

                                           PHH VEHICLE MANAGEMENT SERVICES LLC


                                             By: _____________________________
                                             Name: ___________________________
                                             Title:  _________________________


                                           WILMINGTON TRUST COMPANY, not in its
                                             individual capacity but solely as
                                             Delaware Trustee and SUBI Trustee


                                             By: _____________________________
                                             Name: ___________________________
                                             Title:   ________________________




















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

                                                Exhibit C to Sold SUBI 1999-1A
                                                Supplement to Origination Trust
                                                Agreement


                         FORM OF OFFICER'S CERTIFICATE

          In connection with Raven Funding LLC's ("SPV") contribution of certain of the Trust Assets to the Origination Trust pursuant to the Contribution Agreement and the Additional Equipment Assets Contribution Agreement and the allocation of the Trust Assets to the 1999-IA SUBI on the date hereof, the undersigned, in my capacity as a duly elected Authorized Officer of PHH Vehicle Management Services LLC, as servicer under the Sold SUBI Supplement 1999-1A to Origination Trust Agreement (the "Servicer"), dated as of June 30, 1999 (the "Sold SUBI 1999-1A Supplement"), among SPV, Wilmington Trust Company, as Delaware trustee and SUBI Trustee, and the Servicer, as amended and supplemented from time to time do hereby certify, on behalf of the Servicer that:

         (a) all of the Master Lease Agreements allocated to the 1999-IA SUBI on the date hereof are Eligible Master Leases as of the date hereof;

         (b) all of the Leases under such Master Lease Agreements, to the extent included in the Aggregate Lease Balance as of the date hereof, are Eligible Leases as of the date hereof; and

         (c) all of the Consumer Leases allocated to the 1999-IA SUBI on the date hereof are Eligible Consumer Leases as of the date hereof.

         This certificate is delivered to you pursuant to Section 11.2(d) of the Sold SUBI Servicing Supplement.

         Capitalized term used herein but not defined herein shall have the meanings ascribed to them in the Sold SUBI 1999-1A Supplement.

         IN WITNESS WHEREOF, I have hereunto signed my name as of this __ day of _____________, _____, on behalf of the Servicer, in my capacity as an Authorized Officer thereof.

                                              PHH VEHICLE MANAGEMENT SERVICES
                                                LLC, as Servicer


                                              By: ____________________________
                                                  Name:
                                                  Title:




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